Travelers
Corporate
Loan Fund Inc.

Quarterly Report
June 30, 2000

[LOGO]

Travelers
Corporate
Loan Fund Inc.

[PICTURE]          [PICTURE]
HEATH B.           GLENN N.
MCLENDON           MARCHAK

Chairman           Vice President and
                   Investment Officer

Dear Shareholder:

We are pleased to provide you with the quarterly report for the nine months ended June 30, 2000 for the Travelers Corporate Loan Fund Inc. ("Fund"). We hope you find this report useful and informative. During the reporting period, the Fund distributed income dividends totaling $1.07 per share. The table below shows the annualized distribution rate and nine-month total return based on the Fund's net asset value per share ("NAV") at June 30, 2000 and the New York Stock Exchange ("NYSE") closing price at June 30, 2000.1

           Price                   Annualized                Nine-Month
          Per Share            Distribution Rate2           Total Return2
          ---------            ------------------           -------------
      $15.14 (NAV)                      9.63%                  7.84%
      $13.8125 (NYSE)                  10.56%                  3.94%

We are proud to report that, based on data provided by Lipper Inc., a major fund-tracking organization, the Fund had the highest cumulative total return for the last twelve months ended June 30, 2000, when compared to 21 other funds in the loan participation fund category. Cumulative total return is based on distributed earnings plus any change in NAV. Of course, past performance is not indicative of future results.

-------------------
1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund, plus all other assets. This result (total net assets) is divided by the total number of shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund had invested. However, the price at which the investor buys or sells shares of the Fund is at its market (NYSE) price as determined by the supply of and demand for the Fund's shares.
2 Total returns are based on changes in NAV and the market value, respectively, and assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in the above chart. This annualized distribution rate assumes a current monthly income dividend rate of $0.1215 for twelve months. This rate is as of July 14, 2000 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your fund investment. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                             1

Special Shareholder Notice
The Fund's investment objective is to maximize current income consistent with prudent efforts to preserve capital. The Fund seeks to achieve this objective by investing primarily in a professionally managed portfolio of interests in floating or variable rate collateralized senior loans. Unlike fixed-rate investments, the interest rates from these collateralized loans will periodically adjust in response to changes in short-term interest rates. These rate adjustments provide investors with higher income during periods of rising interest rates and lower income during periods of declining interest rates.

On July 14, 2000, the Fund declared a regular monthly dividend for July 2000 of $0.1215 per share, representing a $0.0015 increase from June's dividend of $0.12 per share. This represents the fifth consecutive month of increases to dividends from ordinary income (not including the distribution of excess accumulated income in the month of April). These dividend increases are primarily the result of the recent series of Federal Reserve Board ("Fed") interest rate increases that continue to positively contribute to the cash flow of the Fund.

Portfolio Review
Consistent with our original investment mandate, the Fund's portfolio is made up of entirely floating or variable rate collateralized senior loans that performed competitively during the period. During the period, the Fund's portfolio was invested in 27 industry sectors with the largest industry concentration of 16.1% in the telecommunications industry. In addition, we have interests in loans made to 61 issuers.

The Fed increased short-term interest rates by 50-basis points3 on May 16, 2000. This was the sixth rate increase in a series of rate increases by the Fed since June 30, 1999 totaling 175 basis points. Most, if not all, of the effects of earlier rate increases have been reflected in the Fund's cash flow and the effect of the later rate increases has continued to work its way into the Fund's cash flow. As a result, we have been able to increase the monthly dividend paid on the Fund five times over this period of Fed rate increases.

As interest payable on the loans in the portfolio is based on the London Inter Bank Offered Rate ("LIBOR")4, a short-term interest benchmark, the Fed's rate increases should improve the return on the Fund's portfolio, all things being equal. (Of course, no guarantee can be made that this will in fact occur.) In addition, since the loans in the Fund's portfolio have varying interest rate reset dates, it may take some time for the full effect of any rate increase to completely work its way into the portfolio.

-------------------

3    A basis point is 0.01% or one one-hundredth of a percent.
4 LIBOR is the rate that most creditworthy international banks dealing in euro charge each other for large loans.

--------------------------------------------------------------------------------
2                                          2000 Quarterly Report to Shareholders

The market price of the Fund's shares has remained relatively stable since our last report. However, the Fund's shares continue to trade at a meaningful discount to the NAV of the Fund. As noted in our earlier reports, we believe that the Fund's shares continue to be negatively affected by the high rates of return investors have come to expect from stocks which has reduced the appeal of relatively "conservative" corporate loans also by and the recent scrutiny by the Securities and Exchange Commission ("SEC") as to how corporate loan portfolios are priced. As noted in our last report, the SEC has called into question the application of the "fair value" valuation methodology employed by some corporate loan funds. The SEC appears to be recommending that corporate loan funds use a valuation methodology more in line with the "mark-to-market" method. As noted earlier in the report, the Travelers Corporate Loan Fund already employs this "mark-to-market" technique favored by the SEC.

Investment Strategy
Our investment strategy remained consistent with previous reporting periods: identify what we believe are the highest quality assets at what we think are reasonable prices. And while we are comfortable with the current level of diversification in the portfolio, we continue to look to improve the Fund's diversification at the margin.

Generally, default rates in the corporate loan sector have remained high since our last report. We expect that this condition may continue in the near term. We have remained extremely selective about the assets that we have added to the portfolio during this period and are happy to report that there were no defaults in the Fund.

This remains a time when we need to be vigilant in applying our credit discipline when reviewing assets we consider adding to the portfolio. At the same time, we continue to monitor our existing Fund holdings in an attempt to identify negative trends in advance of any potential credit problems. Moreover, we seek to ensure that changing economic and financial market factors do not result in an unacceptably high level of vulnerability for any of the corporate loans held in the Fund's portfolio.

We have had acceptable flow of new assets into the portfolio and asset levels have remained strong. Looking forward, we expect asset levels will remain satisfactory.

Another one of our goals in managing the Fund remains constant: work hard to optimize the Fund's diversification and target select opportunities while operating within the parameters of our high credit standards. And while the future is always uncertain, we seek to bring our shareholders the best combination of quality and price in the assets we purchase to achieve the best risk-adjusted returns available in the corporate loan asset class.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                             3

Corporate Loan Market Outlook
While we have been able to maintain satisfactory asset levels, the corporate loan market continues to suffer from limited new issue supply as investor demand remains high while new issue generation is relatively low. Competition will continue to be strong for assets that are well structured and priced. On the bright side, new issue volume has been increasing since June. Should the high yield market continue to recover, new issue flow into the loan market should continue to improve, as another important source of financing will be available for the structuring of new transactions.

Although new issue supply has, on balance, been below optimum levels, loan investors have maintained credit discipline in reaction to the high level of defaults the market has been experiencing. As a result, credit spreads and structures for newly issued loans have continued to be favorable for investors. As default levels have remained high, investors will likely continue to be credit sensitive, which in turn, should continue to provide an attractive environment for investing in new issues.

The telecommunications sector remains the one sector that has continued to see robust new issuance. This will likely continue to be the case for some time. Secondary market prices in this sector have firmed but on balance remain soft, as many investor portfolios have reached their limit for the industry.

We remain decidedly conservative about investments in the developing telecommunications industry. However, in the rush of new telecommunications issues, we have found several telecommunications names that we feel meet our stringent investment criteria. As a result, telecommunications is now the largest industry component in the portfolio. We remain very comfortable with the investments we have made in the telecommunications industry.

Economic Outlook
Signs that the economy was returning to a more moderate path enabled financial markets to recover in late May and June after suffering for most of the first two months of the second quarter. The financial markets benefited as investors placed a higher probability on the likelihood that the end of the series of Fed short-term interest rate increases were within sight. The key to this change in expectations was the May unemployment report, which actually saw a decline in private sector jobs. There has also been a drop off in the pace of consumer spending, housing starts and auto sales. In addition, various inflation measures and commodity prices have improved from the levels they were at in the first quarter.

--------------------------------------------------------------------------------
4                                          2000 Quarterly Report to Shareholders

We are more cautious in our view of short-term interest rates for several reasons. The second quarter has been slower in each of the last two years only to see growth reaccelerate in the second half. U.S. employment markets continue to be tight, relying on productivity growth to keep wage pressures from building. We are not sure that the slowdown in employment growth is due to lower demand for labor or just an inability to find workers. Consumer sentiment has remained strong despite higher interest rates and a more volatile stock market. The strong employment market is a big support for the consumer. Finally, world economic growth is broad based, though slowing.

Our forecast currently places the highest probability on steady short-term interest rates, assuming a slower 2% to 4% growth path because of the last year of interest rate and oil price increases. However, we place a 30% probability that growth and/or inflation could reaccelerate to recent levels and cause the Fed to tighten aggressively. We see little chance of rate cuts in the near term.

Thank you for investing in the Travelers Corporate Loan Fund Inc. We look forward to seeking to achieve our objectives of maximizing current income consistent with prudent efforts to preserve capital.

We promise to seek the best risk-adjusted returns available from corporate loans and to work hard to provide you with a stable, long-term investment with competitive rates of return.

Sincerely,

/s/Heath B. McLendon                     /s/Glenn N. Marchak

Heath B. McLendon                        Glenn N. Marchak
Chairman                                 Vice President and
                                         Investment Officer

July 17, 2000

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                             5

            Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan") which is a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a summary of how the Plan works.

Plan Summary
If you participate in the Dividend Reinvestment Plan, your dividends and capital gains distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than the net asset value ("NAV") per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment for the dividend or distribution), plan participants will be issued new shares of common stock at a price per share equal to the greater of: (a) the NAV per share on the valuation date or (b) 95% of the market price per share on the valuation date.

If the market price is less than the NAV per share as of the determination date, PFPC Global Fund Services ("Plan Agent") will buy common stock for your account in the open market. If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently exceeds the NAV per share, before the purchases are completed, the Plan Agent will cease making open-market purchases and have the Fund issue the remaining dividend or distribution in shares at a price per share equal to the greater of either the NAV per share on the valuation date or 95% of the market price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in the section of this report beginning on page 19. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at
(800) 331-1710.

--------------------------------------------------------------------------------
6                                          2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                June 30, 2000
--------------------------------------------------------------------------------

 FACE                                              LOAN   STATED
AMOUNT             SECURITY                        TYPE  MATURITY       VALUE*
================================================================================
SENIOR COLLATERALIZED LOANS -- 97.2%
Aerospace/Defense -- 4.6%
$ 7,356,394  DeCrane Aircraft Holdings, Inc.      Term B  9/30/05   $ 7,374,785
  2,487,509  DeCrane Aircraft Holdings, Inc.      Term D 12/24/06     2,493,728
--------------------------------------------------------------------------------
                                                                      9,868,513
--------------------------------------------------------------------------------
Automotive -- 4.9%
  3,750,000  Dura Automotive Systems, Inc.        Term B  3/31/06     3,747,750
  1,960,699  J.L. French Automotive Casting, Inc. Term B 10/21/06     1,965,601
  4,834,569  Stoneridge, Inc.                     Term B 12/31/05     4,834,569
--------------------------------------------------------------------------------
                                                                     10,547,920
--------------------------------------------------------------------------------
Building Materials -- 5.0%
  1,488,158  Better Materials and Aggregates      Term B  9/30/07     1,487,265
  2,000,000  Hanley-Wood, Inc.                    Term B  9/21/07     1,998,800
  1,395,144  Onex ABCO LP (Magnatrax)             Term B 11/15/05     1,397,794
  2,940,778  Panolam Industries International,
             Inc.                                 Term B  1/31/07     2,944,601
  2,992,500  Trussway Holdings Inc.               Term B 12/31/06     2,986,814
--------------------------------------------------------------------------------
                                                                     10,815,274
--------------------------------------------------------------------------------
Chemicals -- 7.3%
  2,984,987  Georgia Gulf Corp.                   Term B 11/10/06     3,009,165
  1,485,000  Huntsman ICI Chemical LLC            Term B  6/30/07     1,497,028
  1,485,000  Huntsman ICI Chemical LLC            Term C  6/30/08     1,497,028
  1,544,693  Lyondell Petrochemical Co.           Term B  6/30/05     1,562,148
  7,957,406  Lyondell Petrochemical Co.           Term E  5/17/06     8,196,128
--------------------------------------------------------------------------------
                                                                     15,761,497
--------------------------------------------------------------------------------
Construction Machinery -- 1.4%
  3,000,000  United Rentals, Inc.                 Term C  6/30/06     2,962,500
--------------------------------------------------------------------------------
Consumer Products -- 4.6%
    945,256  American Safety Razor Co.            Term B  4/30/07       948,186
  2,840,657  Doane Pet Care Co.                   Term B 11/12/05     2,844,350
  3,069,387  Doane Pet Care Co.                   Term C 11/12/06     3,073,377
  1,985,000  Holmes Products Corp.                Term B   2/5/07     1,987,581
  1,000,000  Shop Vac Corp.                    Multi-Draw  7/7/07     1,000,000
--------------------------------------------------------------------------------
                                                                      9,853,494
--------------------------------------------------------------------------------
Electric -- 1.9%
  4,000,000  Western Resources, Inc.            Term Loan 3/17/03     4,005,200
--------------------------------------------------------------------------------
Entertainment -- 4.7%
  3,000,000  Corus Entertainment Inc.             Term B  9/30/07     2,994,300
  1,700,000  Hoops, L.P.                          Term A 10/28/05     1,695,750
  3,500,000  Six Flags Theme Parks Inc.           Term B  11/5/05     3,513,300
     80,000  Washington Football Group, Inc.      Term A 10/29/04        80,200
  1,920,000  Washington Football Inc.             Term C 10/29/04     1,924,800
--------------------------------------------------------------------------------
                                                                     10,208,350
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                             7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                     June 30, 2000
--------------------------------------------------------------------------------

 FACE                                              LOAN   STATED
AMOUNT             SECURITY                        TYPE  MATURITY       VALUE*
================================================================================
Environmental -- 3.6%
$ 2,272,727  Allied Waste North America, Inc.     Term B  7/30/06   $ 2,136,364
  2,727,273  Allied Waste North America, Inc.     Term C  7/30/07     2,563,636
  3,000,000  Casella Waste System, Inc.           Term B 12/14/06     2,970,000
--------------------------------------------------------------------------------
                                                                      7,670,000
--------------------------------------------------------------------------------
Food -- 1.8%
  1,323,250  New World Pasta Co.                  Term B  1/28/06     1,324,970
  2,000,000  NSC Operating Co. (Nutrasweet)       Term B   6/1/07     2,010,000
    500,000  NSC Operating Co. (Nutrasweet)     2nd Lien   6/1/10       498,750
--------------------------------------------------------------------------------
                                                                      3,833,720
--------------------------------------------------------------------------------
Gaming -- 1.2%
  1,333,333  Isle of Capri Casinos, Inc.          Term B   3/2/06     1,340,000
  1,166,666  Isle of Capri Casinos, Inc.          Term C   3/2/07     1,172,500
--------------------------------------------------------------------------------
                                                                      2,512,500
--------------------------------------------------------------------------------
Healthcare -- 3.3%
    936,375  Stericycle, Inc.                     Term B 11/10/06       944,615
  6,114,497  Stryker Corp.                        Term B  12/4/05     6,145,070
--------------------------------------------------------------------------------
                                                                      7,089,685
--------------------------------------------------------------------------------
Home Construction -- 0.9%
  2,000,000  Lennar Corp.                         Term B   5/2/07     2,000,000
--------------------------------------------------------------------------------
Independent Energy -- 4.6%
 10,000,000   Heating Oil Partners LP           Term Loan  9/30/03    9,975,000
--------------------------------------------------------------------------------
Industrial -- Other-- 7.1%
  2,684,062  General Cable Corp.                  Term B  5/28/07     2,677,352
  2,000,000  Hines Nurseries, Inc.                Term B  3/28/05     2,002,600
  1,485,000  Mueller Group Inc.                   Term B  8/16/06     1,492,425
  1,485,000  Mueller Group Inc.                   Term C  8/16/07     1,492,425
    997,500  Mueller Group Inc.                   Term D  8/16/07     1,002,488
  3,980,000  SPX Corp.                            Term B 12/31/06     4,002,288
  2,977,500  Western Industries Ltd.              Term B  6/23/06     2,975,714
--------------------------------------------------------------------------------
                                                                     15,645,292
--------------------------------------------------------------------------------
Lodging -- 1.4%
  3,000,000  Starwood Hotels & Resorts Worldwide,
             Inc.                                  IRN    2/23/03     3,018,900
--------------------------------------------------------------------------------
Media - Cable -- 4.4%
  7,000,000  Charter Communications Operating LLC Term B  3/18/08     6,965,000
  1,736,842  Classic Cable, Inc.                  Term B  1/31/08     1,736,842
    868,421  Classic Cable, Inc.                  Term C  1/31/08       869,550
--------------------------------------------------------------------------------
                                                                      9,571,392
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
8                                          2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                     June 30, 2000
--------------------------------------------------------------------------------

 FACE                                              LOAN   STATED
AMOUNT             SECURITY                        TYPE  MATURITY       VALUE*
================================================================================
Media - Non-Cable -- 7.5%
$ 4,838,131  21st Century Newspapers              Term B  9/15/05   $ 4,835,228
  4,500,000  American Media Operation Inc.        Term B   4/1/07     4,502,700
  4,000,000  Susquehanna Media Co.                Term B  6/30/08     4,010,000
  1,792,112  Trader.com N.V.                      Term B  12/6/06     1,783,152
  1,207,888  Trader.com N.V.                      Term C 12/6/07      1,201,848
--------------------------------------------------------------------------------
                                                                     16,332,928
--------------------------------------------------------------------------------
Metals -- 0.8%
  1,694,333  Ucar International Inc.              Term B 12/31/07     1,695,350
--------------------------------------------------------------------------------
Other - Energy -- 0.7%
  1,425,000  TransMontaigne Inc.                  Term B   7/1/06     1,419,728
--------------------------------------------------------------------------------
Other - Financial Institutions -- 3.2%
  1,507,261  Bridge Information Systems, Inc.  Multi-Draw 5/29/03     1,386,680
  2,794,292  Bridge Information Systems, Inc.     Term B  5/29/05     2,570,748
  2,985,000  Outsourcing Solutions Inc.           Term B  6/10/06     2,973,955
--------------------------------------------------------------------------------
                                                                      6,931,383
--------------------------------------------------------------------------------
Paper -- 0.6%
  1,277,778  Jefferson Smurfit Corp.              Term B  3/31/06     1,284,167
--------------------------------------------------------------------------------
Pharmaceuticals -- 2.5%
  5,478,950  King Pharmaceuticals, Inc.           Term B 12/22/06     5,495,935
--------------------------------------------------------------------------------
Railroads -- 1.4%
  2,000,000  Kansas City Southern Railway Co.     Term B 12/29/06     2,008,800
    995,000  RailAmerica, Inc.                    Term B 12/31/06     1,000,572
--------------------------------------------------------------------------------
                                                                      3,009,372
--------------------------------------------------------------------------------
Technology -- 1.1%
  2,294,250  Trend Technologies, Inc.             Term B   3/9/07     2,292,873
--------------------------------------------------------------------------------
Telecommunications -- 16.1%
  1,446,668  American Cellular Corp.              Term B  3/31/08     1,446,667
  1,653,333  American Cellular Corp.              Term C  3/31/09     1,653,333
  4,925,048  Centennial Cellular Operating Co.    Term B   5/1/07     4,952,629
  4,925,000  Centennial Cellular Operating Co.    Term C 11/30/07     4,952,580
  1,000,000  Crown Castle Operating Co.           Term B  3/31/08     1,001,300
  1,990,000  Dobson Operating Co.                 Term B   1/7/08     1,997,562
  3,750,000  Nextel Finance Co.                   Term B  6/30/08     3,775,875
  3,750,000  Nextel Finance Co.                   Term C 12/31/08     3,775,875
  2,500,000  Rural Cellular Corp.                 Term B  9/22/08     2,498,500
  2,500,000  Rural Cellular Corp.                 Term C  3/22/09     2,498,500
  4,281,418  Superior TeleCom Inc.                Term B 11/27/05     4,260,011
  2,000,000  Western Wireless Corp.               Term B  9/30/08     2,000,000
--------------------------------------------------------------------------------
                                                                     34,812,832
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                             9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                     June 30, 2000
--------------------------------------------------------------------------------

 FACE                                              LOAN   STATED
AMOUNT             SECURITY                        TYPE  MATURITY       VALUE*
================================================================================
Transportation Services -- 0.6%
$ 1,200,000  Evergreen International Aviation,
             Inc.                                 Term D  4/28/04  $  1,198,560
--------------------------------------------------------------------------------
             TOTAL SENIOR COLLATERALIZED LOANS
             (Cost -- $209,556,512)                                 209,812,365
================================================================================
SHORT-TERM INVESTMENTS -- 2.8%
Time Deposit -- 2.8%
  6,200,000  Chase Manhattan Bank, 6.500% due 7/5/00
             (Cost -- $6,200,000)                                     6,200,000
================================================================================
             TOTAL INVESTMENTS -- 100%
             (Cost -- $215,756,512**)                               $216,012,365
================================================================================
* Market value is determined using current market prices which are supplied weekly by an independent third party pricing service.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     Abbreviations used in this schedule:
     ------------------------------------
     IRN        -- Increasing Rate Note
     Multi Draw -- Multi Draw Term Loan
     Term       -- Term Loan
     Term A     -- Term Loan A
     Term B     -- Term Loan B
     Term C     -- Term Loan C
     Term D     -- Term Loan D
     Term E     -- Term Loan E
     2nd Lien   -- Subordinate Loan to 1st Lien

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                         2000 Quarterly Report to Shareholders

-------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                   June 30, 2000
-------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $215,756,512)                    $ 216,012,365
  Cash                                                                   17,458
  Interest receivable                                                 1,550,974
-------------------------------------------------------------------------------
  Total Assets                                                      217,580,797
-------------------------------------------------------------------------------

LIABILITIES:
  Notes payable                                                      68,700,000
  Dividends payable                                                     402,281
  Management fees payable                                               160,292
  Interest payable                                                      101,727
  Accrued expenses                                                      100,501
-------------------------------------------------------------------------------
  Total Liabilities                                                  69,464,801
-------------------------------------------------------------------------------
Total Net Assets                                                  $ 148,115,996
===============================================================================

NET ASSETS:
  Par value of capital shares                                     $       9,782
  Capital paid in excess of par value                               146,297,239
  Undistributed net investment income                                 1,308,786
  Accumulated net realized gain from security transactions              244,336
  Net unrealized appreciation of investments                            255,853
-------------------------------------------------------------------------------
Total Net Assets                                                  $ 148,115,996
===============================================================================
Shares Outstanding                                                    9,781,667
-------------------------------------------------------------------------------
Net Asset Value                                                   $       15.14
-------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                            11

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Nine Months Ended June 30, 2000

INVESTMENT INCOME:
  Interest                                                         $ 15,456,864
  Less: Interest expense                                             (3,246,351)
-------------------------------------------------------------------------------
  Total Investment Income                                            12,210,513
-------------------------------------------------------------------------------

EXPENSES:
  Management fees (Note 2)                                            1,680,735
  Audit and legal                                                        66,360
  Shareholder and system servicing fees                                  36,114
  Directors' fees                                                        32,197
  Shareholder communications                                             30,857
  Registration fees                                                       5,954
  Custody                                                                 2,256
  Other                                                                  25,359
-------------------------------------------------------------------------------
  Total Expenses                                                      1,879,832
-------------------------------------------------------------------------------
Net Investment Income                                                10,330,681
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                             110,637,505
    Cost of securities sold                                         110,351,161
-------------------------------------------------------------------------------
  Net Realized Gain                                                     286,344
-------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of period                                                 565,557
    End of period                                                       255,853
-------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                             (309,704)
-------------------------------------------------------------------------------
Net Loss on Investments                                                 (23,360)
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $ 10,307,321
===============================================================================

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                         2000 Quarterly Report to Shareholders

-------------------------------------------------------------------------------
Statements of Changes in Net Assets
-------------------------------------------------------------------------------

For the Nine Months Ended June 30, 2000 (unaudited) and the Period Ended September 30, 1999


                                                                           2000           1999(a)
===================================================================================================
OPERATIONS:
  Net investment income                                               $ 10,330,681     $  9,436,402
  Net realized gain                                                        286,344          221,119
  Increase (decrease) in net unrealized appreciation                      (309,704)         565,557
---------------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                                10,307,321       10,223,078
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                (10,476,165)      (8,175,111)
  Net realized gains                                                      (263,127)              --
---------------------------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to Shareholders            (10,739,292)      (8,175,111)
---------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTES 5 AND 6):
  Proceeds from sale of shares (net of $225,000 offering costs)                 --      146,500,000
---------------------------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions                           --      146,500,000
---------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                         (431,971)     148,547,967

NET ASSETS:
  Beginning of period                                                  148,547,967               --
---------------------------------------------------------------------------------------------------
  End of period*                                                      $148,115,996     $148,547,967
===================================================================================================
* Includes undistributed net investment income of:                    $  1,308,786     $  1,454,270
===================================================================================================

(a) For the period from November 20, 1998 (commencement of operations) to September 30, 1999.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                            13

--------------------------------------------------------------------------------
Statement of Cash Flows (unaudited)
--------------------------------------------------------------------------------

For the Nine Months Ended June 30, 2000

CASH FLOWS PROVIDED BY OPERATING AND INVESTING ACTIVITIES:
  Interest received                                               $  15,006,598
  Operating expenses paid                                            (2,035,601)
  Interest paid on bank loans                                        (3,295,267)
  Net short-term purchases                                           (5,004,425)
  Purchases of portfolio securities                                (105,858,626)
  Proceeds from disposition of long-term securities                 110,637,505
-------------------------------------------------------------------------------
  Net Cash Flows Provided By Operating and Investing Activities       9,450,184
-------------------------------------------------------------------------------

CASH FLOWS used BY FINANCING ACTIVITIES:
  Net borrowings under line-of-credit agreement                       1,700,000
  Cash dividends paid on Common Stock                               (10,765,019)
-------------------------------------------------------------------------------
  Net Cash Flows Used By Financing Activities                        (9,065,019)
-------------------------------------------------------------------------------

NET INCREASE IN CASH                                                    385,165
Payable to Bank, Beginning of Period                                   (367,707)
-------------------------------------------------------------------------------
Cash, End of Period                                               $      17,458
===============================================================================

RECONCILIATION OF INCREASE IN NET ASSETS FROM
OPERATIONS TO NET CASH FLOWS PROVIDED BY
OPERATING AND INVESTING ACTIVITIES:

  Increase in Net Assets From Operations                          $  10,307,321
-------------------------------------------------------------------------------
  Amortization of discount on securities                                184,986
  Increase in investments, at value                                    (487,677)
  Decrease in other assets                                                7,930
  Decrease in interest payable for money borrowed                       (48,916)
  Increase in dividends and interest receivable                        (357,690)
  Decrease in accrued expenses                                         (155,770)
-------------------------------------------------------------------------------
  Total Adjustments                                                    (857,137)
-------------------------------------------------------------------------------
Net Cash Flows Provided By Operating and Investing Activities     $   9,450,184
===============================================================================

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                         2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Travelers Corporate Loan Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) U.S. government agencies and obligations are valued at the mean between the bid and ask prices;
(c) securities, excluding senior collateralized loans, for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At September 30, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of net investment loss amounting to $192,979 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ; and (j) collateralized senior loans will be valued at readily ascertainable market values and in the absence of these market values the loans are valued at fair value. Fair value is determined in accordance with guidelines established by the Fund's Board of Directors. In valuing a loan, SSB Citi Fund Management LLC ("SSBC"), the Fund's investment adviser, with the assistance of the Travelers Asset Management International Company LLC ("TAMIC"), the sub-adviser, will consider among other factors: (1) the creditworthiness of the borrower and any party interpositioned between the Fund and the borrower; (2) the current interest rate, period until next interest rate reset and maturity date of the collateralized senior loan;
(3) recent market prices for similar loans, if any; and (4) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                            15

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

conditions; SSBC may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the collateralized senior loans held by the Fund have or could have occurred. However, because the secondary market has not yet fully developed, SSBC will not rely solely on such prices or quotations.

Facility fees, incurred by the Fund on loan agreements, are amortized over the term of the loan.

2.  Management Agreement and Transactions with Affiliated Persons

SSBC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a wholly-owned subsidiary of Citigroup Inc. ("Citigroup") acts as investment adviser for the Fund. The Fund pays SSBC a management fee for its investment advisory and administration services calculated at an annual rate of 1.05% of the average weekly assets. This fee is calculated weekly and paid monthly.

SSBC has entered into a sub-investment advisory agreement with TAMIC, another wholly-owned indirect subsidiary of Citigroup. Pursuant to a sub-advisory agreement, TAMIC is responsible for certain investment decisions related to the Fund. SSBC pays TAMIC a fee of 0.50% of the value of the Fund's average weekly assets for the services TAMIC provides as sub-adviser. This fee is calculated weekly and paid monthly.

All officers and one Director of the Fund are employees of either Salomon Smith Barney Inc. ("SSB"), another subsidiary of Citigroup or its affiliates.

3.  Investments

During the nine months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

==============================================================================
Purchases                                                         $105,718,539
------------------------------------------------------------------------------
Sales                                                              110,637,505
==============================================================================

At June 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

==============================================================================
Gross unrealized appreciation                                        $ 769,946
------------------------------------------------------------------------------
Gross unrealized depreciation                                         (514,093)
------------------------------------------------------------------------------
Net unrealized appreciation                                          $ 255,853
==============================================================================

--------------------------------------------------------------------------------
16                                         2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

4.  Commitments

The Fund has entered into a 364 day revolving credit agreement and a three year revolving credit agreement to borrow up to an aggregate of $73.5 million from a syndicate of major financial institutions. The 364 day revolving credit agreement matures on January 30, 2001 and the three year revolving credit agreement matures on February 1, 2002. Borrowing rates under both of these agreements are based on a fixed spread over LIBOR or the Prime Rate. The Fund pays a facility fee quarterly at 0.10% and 0.15% per annum for the 364 day and three year revolving credit agreements, respectively. The amount of aggregate borrowings outstanding at June 30, 2000 was $68.7 million at a weighted average interest rate of 6.51%, which represented 24.06% of net assets plus borrowings. Average aggregate borrowings for the nine months ended June 30, 2000, were $65,834,245 and the average annualized interest rate was 6.54%.

5.  Offering Costs

Offering costs of $607,394 were incurred at the inception of the Fund. Of this amount, $382,394 was paid by SSBC. The balance of $225,000 was paid by the Fund.

6.  Capital Shares

At June 30, 2000, the Fund had 150,000,000 shares of capital stock authorized, ("Common Stock") with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

                                                    Nine Months Ended         Period Ended
                                                     June 30, 2000        September 30, 1999(a)
                                                   ------------------     ---------------------
                                                   Shares      Amount     Shares       Amount
================================================================================================
Shares sold (net of $225,000 offering costs)         --          --      9,781,667  $146,500,000
------------------------------------------------------------------------------------------------
Net Increase                                         --          --      9,781,667  $146,500,000
================================================================================================

(a) For the period from November 20, 1998 (commencement of operations) to September 30, 1999.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                            17

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout the nine months ended June 30, 2000 (unaudited) and the period ended September 30, 1999:

                                                        2000           1999(1)
==============================================================================
Net Asset Value, Beginning of Period                $   15.19       $    15.00
------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                                   1.05             0.97
 Net realized and unrealized gain (loss)                (0.00)*           0.09
------------------------------------------------------------------------------
Total Income From Operations                             1.05             1.06
------------------------------------------------------------------------------
Offering Costs on Issuance of Common Stock                 --            (0.02)
------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                                  (1.07)           (0.85)
 Net realized gains                                     (0.03)              --
------------------------------------------------------------------------------
Total Distributions                                     (1.10)           (0.85)
------------------------------------------------------------------------------
Net Asset Value, End of Period                      $   15.14       $    15.19
------------------------------------------------------------------------------
Total Return, Based on Market Value++                    3.94%            1.68%
------------------------------------------------------------------------------
Total Return, Based on Net Asset Value++                 7.84%            7.45%
------------------------------------------------------------------------------
Net Assets, End of Period (000s)                    $ 148,116       $  148,548
------------------------------------------------------------------------------
Ratios to Average Net Assets+:
   Net investment income                                 9.30%            7.48%
   Interest expense                                      2.92             1.68
   Organization expense                                    --             0.24
   Other expenses                                        1.69             1.63
------------------------------------------------------------------------------
Portfolio Turnover Rate                                    51%              53%
------------------------------------------------------------------------------
Market Value, End of Period                         $ 13.8125       $   14.375
==============================================================================

(1) For the period from November 20, 1998 (commencement of operations) to September 30, 1999.
 *  Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

--------------------------------------------------------------------------------
18                                         2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Pursuant to the Plan, shareholders whose Common Stock is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by PFPC Global Fund Services ("Plan Agent"), as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by PFPC Global Fund Services, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund's shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                            19

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)(continued)
--------------------------------------------------------------------------------

of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares of Common Stock (in which case the valuation date will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-800-331-1710. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder's shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's

--------------------------------------------------------------------------------
20                                         2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)(continued)
--------------------------------------------------------------------------------

open market purchases in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors' prior written consent, on at least 30 days' prior written notice to all participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800)~331-1710.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                            21

Directors
Allan J. Bloostein
Martin Brody
Dwight Crane
Robert Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Officers
Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Glenn N. Marchak
Vice President and Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

Investment Adviser
SSB Citi Fund Management LLC

Sub-Investment Adviser
Travelers Asset Management
International Company LLC

Custodian
PFPC Trust Company

Transfer Agent
PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

This report is intended only for shareholders of Travelers Corporate Loan Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Travelers Corporate
Loan Fund Inc.
388 Greenwich Street
New York, New York 10013